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PROSPECTUS                                                      JULY 3, 1995


                                                  As revised October 4, 1995


                     DREYFUS TREASURY PRIME CASH MANAGEMENT
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        DREYFUS TREASURY PRIME CASH MANAGEMENT (THE "FUND") IS AN OPEN-END,
DIVERSIFIED, MANAGEMENT INVESTMENT COMPANY, KNOWN AS A MONEY MARKET MUTUAL FUND. ITS GOAL IS TO PROVIDE INVESTORS WITH AS HIGH A LEVEL OF CURRENT INCOME AS IS CONSISTENT WITH THE PRESERVATION OF CAPITAL AND THE MAINTENANCE OF LIQUIDITY.
        THE FUND IS DESIGNED FOR INSTITUTIONAL INVESTORS, PARTICULARLY BANKS, ACTING FOR THEMSELVES OR IN A FIDUCIARY, ADVISORY, AGENCY, CUSTODIAL OR SIMILAR CAPACITY. FUND SHARES MAY NOT BE PURCHASED DIRECTLY BY INDIVIDUALS, ALTHOUGH INSTITUTIONS MAY PURCHASE SHARES FOR ACCOUNTS MAINTAINED BY INDIVIDUALS. SUCH INSTITUTIONS HAVE AGREED TO TRANSMIT COPIES OF THIS PROSPECTUS TO EACH INDIVIDUAL OR ENTITY FOR WHOSE ACCOUNT THE INSTITUTION PURCHASES FUND SHARES, TO THE EXTENT REQUIRED BY LAW.
        BY THIS PROSPECTUS, THE FUND IS OFFERING CLASS A SHARES AND CLASS B SHARES. CLASS A SHARES AND CLASS B SHARES ARE IDENTICAL, EXCEPT AS TO THE SERVICES OFFERED TO AND THE EXPENSES BORNE BY EACH CLASS. CLASS B BEARS CERTAIN COSTS PURSUANT TO A SERVICE PLAN ADOPTED IN ACCORDANCE WITH RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT OF 1940. INVESTORS CAN INVEST, REINVEST OR REDEEM SHARES AT ANY TIME WITHOUT CHARGE OR PENALTY IMPOSED BY THE FUND.
        THE DREYFUS CORPORATION SERVES AS THE FUND'S INVESTMENT ADVISER.
        AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.
        THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND THAT AN INVESTOR SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
        THE STATEMENT OF ADDITIONAL INFORMATION, DATED JULY 3, 1995, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE. FOR A FREE COPY, WRITE TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-554-4611. WHEN TELEPHONING, ASK FOR OPERATOR 144.
        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. ALL MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
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                             TABLE OF CONTENTS
                                                                      Page
         Annual Fund Operating Expenses....................             2
         Condensed Financial Information...................             3
         Yield Information.................................             4
         Description of the Fund...........................             5
         Management of the Fund............................             6
         How to Buy Fund Shares............................             7
         Investor Services.................................             8
         How to Redeem Fund Shares.........................             9
         Service Plan......................................            10
         Shareholder Services Plan.........................            10
         Dividends, Distributions and Taxes................            10
         General Information...............................            12
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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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

                          ANNUAL FUND OPERATING EXPENSES
                   (as a percentage of average daily net assets)
                                                                                               CLASS A       CLASS B
                                                                                               SHARES        SHARES
    Management Fees......................................................                      .20%           .20%
    12b-1 Fees (distribution and servicing) .............................                       --            .25%
    Total Fund Operating Expenses........................................                      .20%           .45%
EXAMPLE:
    An investor would pay the following expenses on a $1,000
    investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:
                                                     CLASS A       CLASS B
                                                     SHARES        SHARES
   1 Year..................................          $ 2            $ 5
   3 Years.................................          $ 6            $14
   5 Years ................................          $11            $25
   10 Years................................          $26            $57

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        THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS
REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL
 RETURN GREATER OR LESS THAN 5%.
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        The purpose of the foregoing table is to assist investors in understanding the various costs and expenses borne by the Fund, and therefore indirectly by investors, the payment of which will reduce investors' return on an annual basis. Unless The Dreyfus Corporation gives the Fund's investors at least 90 days' notice to the contrary, The Dreyfus Corporation, and not the Fund, will be liable for Fund expenses (exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses) other than the following expenses, which will be borne by the Fund: (i) the management fee payable by the Fund monthly at the annual rate of .20 of 1% of the value of the Fund's average daily net assets and (ii) as to Class B shares only, payments made pursuant to the Fund's Service Plan at the annual rate of .25 of 1% of the value of the average daily net assets of Class B. Institutions and certain Service Agents (as defined below) effecting transactions in Fund shares for the accounts of their clients may charge their clients direct fees in connection with such transactions; such fees are not reflected in the foregoing table. See "Management of the Fund," "How to Buy Fund Shares," "Serv ice Plan" and "Shareholder Services Plan."
               Page 2
                      CONDENSED FINANCIAL INFORMATION
        The information in the following table has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report thereon appears in the Statement of Additional Information. Further financial data and related notes are included in the Statement of Additional Information, available upon request.


                             FINANCIAL HIGHLIGHTS
        Contained below is per share operating performance data for a share of beneficial interest outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.
                                                                                         CLASS A SHARES
                                                       ------------------------------------------------------------------------
                                                                                FISCAL YEAR ENDED FEBRUARY 28/29,
                                                       ------------------------------------------------------------------------
                                                       1989(1)       1990       1991       1992       1993       1994      1995
PER SHARE DATA:                                        -----        -----      -----       -----     -----       -----     -----
  Net asset value, beginning of year..........        $1.0000      $1.0001    $.9999    $1.0001     $1.0000    $1.0000   $1.0000
                                                      -------      ------     ------     -------     --------    -------  ------
  INVESTMENT OPERATIONS:
  Investment income_net .....................           .0147        .0833     .0755      .0552       .0349      .0298     .0431
  Net realized gain (loss) on investments.....          .0001       (.0001)    .0002        --          --          --       --
                                                      -------      ------     ------     -------     --------    -------  ------
  TOTAL FROM INVESTMENT OPERATIONS............          .0148        .0832     .0757      .0552       .0349      .0298     .0431
                                                      -------      ------     ------     -------     --------    -------  ------
  DISTRIBUTIONS:
  Dividends from investment income_net.......          (.0147)      (.0833)   (.0755)    (.0552)     (.0349)    (.0298)   (.0431)
  Dividends from net realized
   gain on investments.......................            --         (.0001)      --      (.0001)         --        --        --
                                                      -------      ------     ------     -------     --------    -------  ------
  TOTAL DISTRIBUTIONS.........................         (.0147)      (.0834)   (.0755)    (.0553)     (.0349)    (.0298)   (.0431)
                                                      -------      ------     ------     -------     --------    -------  ------
  Net asset value, end of year................        $1.0001       $.9999   $1.0001    $1.0000     $1.0000    $1.0000   $1.0000
                                                      ========      =======  =======    =======      =======   =======   =======
TOTAL INVESTMENT RETURN                                8.44%(2)     8.67%     7.82%      5.67%       3.55%      3.02%     4.39%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets.....          .20%(2)      .20%      .20%       .20%        .20%       .20%      .20%
  Ratio of net investment income
   to average net assets......................         8.42%(2)     8.20%     7.39%      5.35%       3.45%      2.99%     4.31%
  Decrease reflected in above expense ratios due to an
  undertaking by The Dreyfus Corporation......          .30%(2)      .10%      .05%       .05%        .04%       .02%      --
                                                      ========      =======  =======    =======      =======   =======   =======
  Net Assets, end of year (000's omitted).....       $122,032    $409,870  $1,915,877 $4,435,718 $5,001,499 $4,442,145 $3,342,392
----------------------
(1)From December 27, 1988 (commencement of operations) to February 28, 1989.
(2)Annualized.

                     Page 3


                                                                                                          CLASS B SHARES
                                                                                                     -----------------------
                                                                                                     YEAR ENDED FEBRUARY 28,
                                                                                                     -----------------------
                                                                                                     1994(1)             1995
                                                                                                     ------              ----
PER SHARE DATA:
  Net asset value, beginning of year..............................................                  $1.0000            $1.0000
                                                                                                    -------            --------
  INVESTMENT OPERATIONS:
  Investment income-net...........................................................                   0.0038              .0406
  Net realized gain (loss) on investments.........................................                    --                   --
                                                                                                    -------            --------
  TOTAL FROM INVESTMENT OPERATIONS................................................                   0.0038              .0406
                                                                                                    -------            --------
  DISTRIBUTIONS:
  Dividends from investment income-net............................................                   (.0038)            (.0406)
  Dividends from net realized gain on investments.................................                    --                   --
                                                                                                    -------            --------
  TOTAL DISTRIBUTIONS.............................................................                   (.0038)            (.0406)
                                                                                                    -------            --------
  Net asset value, end of year....................................................                  $1.0000            $1.0000
                                                                                                   =======             ========
TOTAL INVESTMENT RETURN...........................................................                   2.77%(2)           4.13%
RATIOS / SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets.........................................                    .45%(2)            .45%
  Ratio of net investment income to average net assets............................                   2.78%(2)           4.26%
  Decrease reflected in above expense
  ratios due to an undertaking by The Dreyfus Corporation.........................                      --                 --
  Net Assets, end of year (000's Omitted).........................................                 $53,916           $122,524
---------------------
(1)From January 10, 1994 (commencement of initial offering) to February 28, 1994.
(2)Annualized.

                         YIELD INFORMATION
        From time to time, the Fund advertises its yield and effective yield. Both yield figures are based on historical earnings and are not intended to indicate future performance. It can be expected that these yields will fluctuate substantially. The yield of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly, but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. The Fund's yield and effective yield may reflect absorbed expenses pursuant to any undertaking that may be in effect. See "Management of the Fund." Both yield figures also take into account any applicable distribution and service fees. As a result, at any given time, the performance of Class B should be expected to be lower than that of Class A. See "Service Plan."
        Yield information is useful in reviewing the Fund's performance, but because yields will fluctuate, under certain conditions such information may not provide a basis for comparison with domestic bank deposits, other investments which pay a fixed yield for a stated period of time, or other investment companies which may use a different method of computing yield.
        Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from Lipper Analytical Services, Inc., Bank Rate Monitortrademark, IBC/Donoghue's Money Fund ReportRegistration Mark, Morningstar, Inc. and other industry publications.
                Page 4
                           DESCRIPTION OF THE FUND
GENERAL _ By this Prospectus, two classes of shares of the Fund are being offered _ Class A shares and Class B shares (each such class being referred to as a "Class"). The Classes are identical, except that Class B shares are subject to an annual distribution and service fee at the rate of .25% of the value of the average daily net assets of Class B. The fee is payable for advertising, marketing and distributing Class B shares and for ongoing personal services relating to Class B shareholder accounts and services related to the maintenance of such shareholder accounts pursuant to a Service Plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940. See "Service Plan." The distribution and service fee paid by Class B will cause such Class to have a higher expense ratio and to pay lower dividends than Class A.
        WHEN USED IN THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION, THE TERMS "INVESTOR" AND "SHAREHOLDER" REFER TO THE INSTITUTION PURCHASING FUND SHARES AND DO NOT REFER TO ANY INDIVIDUAL OR ENTITY FOR WHOSE ACCOUNT THE INSTITUTION MAY PURCHASE FUND SHARES. Such institutions have agreed to transmit copies of this Prospectus and all relevant Fund materials, including proxy materials, to each individual or entity for whose account the institution purchases Fund shares, to the extent required by law.
INVESTMENT OBJECTIVE _ The Fund's goal is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Fund's investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940) of the Fund's outstanding voting shares.
There can be no assurance that the Fund's investment objective will be achieved. Securities in which the Fund invests may not earn as high a level of current income as long-term or lower quality securities which generally have less liquidity, greater market risk and more fluctuation in market value.
MANAGEMENT POLICIES _ To achieve its goal, the Fund invests only in securities issued and guaranteed as to principal and interest by the U.S. Government. These securities include U.S. Treasury securities, which differ in their interest rates, maturities and times of issuance. The Fund does not invest in repurchase agreements, securities issued by agencies or instrumentalities of the Federal government or any other type of money market instrument or security.
        The Fund seeks to maintain a net asset value of $1.00 per share for purchases and redemptions. To do so, the Fund uses the amortized cost method of valuing its securities pursuant to Rule 2a-7 under the Investment Company Act of 1940, certain requirements of which are summarized as follows. In
accordance with Rule    2a-7, the Fund will maintain a dollar-weighted
average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 13 months or less and invest only in U.S. dollar denominated securities. For further information regarding the amortized cost method of valuing securities, see "Determination of Net Asset Value" in the Fund's Statement of Additional Information. There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.
CERTAIN FUNDAMENTAL POLICY _ The Fund may borrow money from banks, but only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed
5% of the value of the Fund's total assets, the Fund will not make any additional investments. This paragraph describes a fundamental policy that cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940) of the Fund's outstanding voting shares. See "Investment Objective and Management Policies _ Investment Restrictions" in the Statement of Additional Information.
INVESTMENT CONSIDERATIONS _ The Fund attempts to increase yields by trading to take advantage of short-term market variations. This policy is expected to result in high portfolio turnover but should not adversely affect the Fund since the Fund usually does not pay brokerage commissions when it purchases U.S.
                  Page 5
Government securities. The value of the portfolio securities held by the Fund will vary inversely to changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost.
In either instance, if the security was purchased at face value and held to maturity, no gain or loss would be realized.
                         MANAGEMENT OF THE FUND
        The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as the Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of May 31, 1995, The Dreyfus Corporation managed or administered approximately $76 billion in assets for more than 1.8 million investor accounts nationwide.
        The Dreyfus Corporation supervises and assists in the overall management of the Fund's affairs under a Management Agreement with the Fund, subject to the overall authority of the Fund's Board of Trustees in accordance with Massachusetts law.
        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $200 billion in assets as of March 31, 1995, including approximately $72 billion in mutual fund assets. As of March 31, 1995, various subsidiaries of Mellon provided non-investment services, such as custodial or administration services, for approximately $ billion in assets, including approximately $67 billion in mutual fund assets.
        For the fiscal year ended February 28, 1995, the Fund paid The
Dreyfus Corporation a monthly management fee at the annual rate of .20 of 1% of the value of the Fund's average daily net assets.
        Unless The Dreyfus Corporation gives the Fund's investors at least 90 days' notice to the contrary, The Dreyfus Corporation, and not the Fund, will be liable for Fund expenses (exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses) other than the following expenses, which will be borne by the Fund: (i)the management fee payable by the Fund monthly at the annual rate of .20 of 1% of the value of the Fund's average daily net assets and (ii) as to Class B shares only, payments made pursuant to the Fund's Service Plan at the annual rate of .25 of 1% of the value of the average daily net assets of Class B. See "Service Plan." The
Fund will not reimburse The Dreyfus Corporation for any amounts it may bear.
        The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at One Exchange Place, Boston, Massachusetts 02109. The Distributor is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.
        The Shareholder Services Group, Inc., a subsidiary of First Data Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the
Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). The
Bank of New York, 90 Washington Street, New York, New York 10286, is the Fund's Custodian. First Interstate Bank of California, 707 Wilshire
Boulevard, Los Angeles, California 90017, is the Fund's Sub-custodian (the "Sub-custodian").
                Page 6
                         HOW TO BUY FUND SHARES
        The Fund is designed for institutional investors, particularly banks, acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity. Fund shares may not be purchased directly by individuals, although institutions may purchase shares for accounts maintained by individuals. Generally, each investor will be required to open a single master account with the Fund for all purposes. In certain cases, the Fund may request investors to maintain separate master accounts for shares held by the investor (i) for its own account, for the account of other institutions and for accounts for which the institution acts as a fiduciary, and (ii) for accounts for which the investor acts in some other capacity. An institution may arrange with the Transfer Agent for sub-accounting services and will be charged directly for the cost of such services.
        The minimum initial investment is $10,000,000, unless: (a) the investor has invested at least $10,000,000 in the aggregate among the Fund, Dreyfus Cash Management Plus, Inc., Dreyfus Government Cash Management, Dreyfus Institutional Short Term Treasury Fund, Dreyfus Municipal Cash Management Plus, Dreyfus New York Municipal Cash Management, Dreyfus Tax Exempt Cash Management, Dreyfus Treasury Cash Management and Dreyfus Treasury Prime Cash Management; or (b) the investor has, in the opinion of Dreyfus Institutional Services Division, adequate intent and availability of funds to reach a future level of investment of $10,000,000 among the funds identified above. There is no minimum for subsequent purchases. The initial investment must be accompanied by the Fund's Account Application. Management understands that some Service Agents and other institutions may charge their clients fees in connection with purchases for the accounts of their clients. These fees would be in addition to any amounts which might be received under the Service Plan. Service Agents may receive different levels of compensation for selling different classes of shares. Each Service Agent has agreed to transmit to its clients a schedule of such fees. Share certificates are issued only upon the investor's written request. No certificates are issued for fractional shares. The Fund reserves the right to reject any purchase order.
        Fund shares may be purchased by wire, by telephone or through compatible computer facilities. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. To place an order by telephone, investors should call Dreyfus Institutional Services Division at one of the telephone numbers listed under "General Information" in this Prospectus. For instructions concerning purchases and to determine whether their computer facilities are compatible with the Fund's, investors also should call one of the telephone numbers listed under "General Information."
        Fund shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form and Federal Funds (monies of member banks in the Federal Reserve System which are held on deposit at a Federal Reserve Bank) are received by the Custodian, Sub-custodian or other agent or entity subject to the direction of such agents. If an investor does not remit Federal Funds, its payment must be converted into Federal Funds. This usually occurs within one business day of receipt of a bank wire and within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds. Prior to receipt of Federal Funds, the investor's money will not be invested.
        The Fund's net asset value per share is determined twice each business day: at 12:00 Noon, New York time/9:00 a.m., California time, and as of the close of trading on the floor of the New York Stock Exchange
(currently 4:00 p.m., New York time/l:00 p.m., California time) on each day the New York Stock Exchange is open for business. Net asset value per share of each class is computed by dividing the value of the Fund's net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding. See "Determination of Net Asset Value" in the Fund's Statement of Additional Information.
        Except in the case of telephone orders, investors whose payments are received in or converted into Federal Funds by 12:00 Noon, New York time, by the Custodian or received in Federal Funds by 12:00 Noon, California time, by the Sub-custodian, will receive the dividend declared that day. Investors whose payments
             Page 7
are received in or converted into Federal Funds after 12:00 Noon, New York time, by the Custodian, or received in Federal Funds after 12:00 Noon, California time, by the Sub-custodian, will begin to accrue dividends on the following business day.
        A telephone order placed in New York will become effective at the price determined at 12:00 Noon, New York time, and the shares purchased will receive the dividend on Fund shares declared on that day if such order is placed by 12:00 Noon, New York time, and Federal Funds are received by the Custodian by 4:00 p.m., New York time, on that day. A telephone order placed in California will become effective at the price determined at 1:00 p.m., California time, and the shares purchased will receive the dividend on Fund shares declared on that day if such order is placed by 12:00 Noon, California time, and Federal Funds are received by the Sub-custodian by 4:00 p.m., California time, on that day.
        Federal regulations require that an investor provide a certified Taxpayer Identification Number ("TIN") upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Fund's Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject an investor to a $50 penalty imposed by the Internal Revenue Service (the "IRS").
                               INVESTOR SERVICES
FUND EXCHANGES _ An investor may purchase, in exchange for Class A or Class
B shares of the Fund, Class A or Class B shares of Dreyfus Cash Management, Dreyfus Cash Management Plus, Inc., Dreyfus Institutional Short Term Treasury Fund, Dreyfus Government Cash Management, Dreyfus Municipal Cash Management Plus, Dreyfus New York Municipal Cash Management, Dreyfus Tax Exempt Cash Management and Dreyfus Treasury Cash Management, which have different investment objectives or management policies that may be of interest to invest ors. Upon an exchange into a new account, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is being made: Telephone Exchange Privilege, Redemption by Wire or Telephone, Redemption Through Compatible Computer Facilities and the dividend/capital gain distribution option selected by the investor.
        To request an exchange, exchange instructions must be given in writing or by telephone. See "How to Redeem Fund Shares_Procedures." Before any exchange, the investor must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling one of the numbers listed under "General Information." Shares will be exchanged at the net asset value next determined after receipt of an exchange request in proper form. The exchange of shares of one fund for shares of another fund is treated for Federal income tax purposes as a sale of the shares given in exchange by the investor and, therefore, an exchanging investor may realize a taxable gain or loss. No fees currently are charged investors directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge investors a nominal fee in accordance with rules promulgated by the Securities and Exchange Commission. The Fund reserves the right to reject any exchange request in whole or in part. The availability of Fund Exchanges may be modified or terminated at any time upon notice to investors.
DREYFUS AUTO-EXCHANGE PRIVILEGE _ Dreyfus Auto-Exchange Privilege enables an investor to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for Class A or Class B shares of the Fund, in Class A or Class B shares of Dreyfus Cash Management, Dreyfus Cash Management Plus,
Inc., Dreyfus Government Cash Management, Dreyfus Institutional Short Term Treasury Fund, Dreyfus Municipal Cash Management Plus, Dreyfus New York Municipal Cash Management, Dreyfus Tax Exempt Cash Management or Dreyfus Treasury Cash Management, if the investor holds shares of such funds prior to the exchange. The amount an investor designates, which can be expressed either in terms of a specific dollar or share amount, will be exchanged automatically on the first and/or fifteenth of the month according to the schedule that the investor has selected. Shares will be exchanged at the then-current net asset value. The right
               Page 8
to exercise this Privilege may be modified or cancelled by the Fund or the Transfer Agent. An investor may modify or cancel the exercise of this Privilege at any time by writing to the Dreyfus Institutional Services Division, EAB Plaza, 144 Glenn Curtiss Boulevard, 8th Floor, Uniondale,
New York 11556-0144. The Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the investor and, therefore, an exchanging investor may realize a taxable gain or loss. For more information concerning this Privilege and the funds eligible to participate in this Privilege, or to obtain a Dreyfus Auto-Exchange Authorization Form, please call one of the telephone numbers listed under "General Information."
                         HOW TO REDEEM FUND SHARES
GENERAL _ Investors may request redemption of their shares at any time and the shares will be redeemed at the next determined net asset value.
        The Fund imposes no charges when shares are redeemed. Service Agents or other institutions may charge their clients a nominal fee for effecting redemptions of Fund shares. Any share certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Fund's then-current net asset value.
        If a request for redemption is received in proper form by the New
York office of Dreyfus Institutional Services Division by 12:00 Noon, New
York time, or by the Los Angeles office of Dreyfus Institutional Services Division by 12:00 Noon, California time, the proceeds of the redemption, if transfer by wire is requested, ordinarily will be transmitted in Federal
Funds on the same day and the shares will not receive the dividend declared on that day. If the request is received later that day by the New York or the Los Angeles office, the shares will receive the dividend on the Fund's shares declared on that day and the proceeds of redemption, if wire transfer is requested, ordinarily will be transmitted in Federal Funds on the next business day.
        The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by Dreyfus Institutional Services Division of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission.
PROCEDURES _ Investors may redeem Fund shares by wire or telephone, or through compatible computer facilities as described below.
        If an investor selects a telephone redemption privilege or telephone exchange privilege (which is granted automatically unless the investor refuses it), the investor authorizes the Transfer Agent to act on telephone instructions from any person representing himself or herself to be an authorized representative of the investor, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identificat ion, to confirm that instructions are genuine and, if such procedures are not followed, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.
        During times of drastic economic or market conditions, investors may experience difficulty in contacting the Transfer Agent or its agents by telephone to request a redemption or exchange of Fund shares. In such cases, investors should consider using the other redemption procedures described herein.
REDEMPTION BY WIRE OR TELEPHONE _ Investors may redeem Fund shares by wire or telephone. The redemption proceeds will be paid by wire transfer.
Investors can redeem shares by telephone by calling one of the telephone numbers listed under "General Information." The Fund reserves the right to refuse any request made by wire or telephone and may limit the amount involved or the number of telephone redemptions. This procedure may be modified or terminated at any time by the Transfer Agent or the Fund. The Fund's Statement of Additional Information sets forth instructions for redeeming shares by wire. Shares for which certificates have been issued may not be redeemed by wire or telephone.
               Page 9
REDEMPTION THROUGH COMPATIBLE COMPUTER FACILITIES _ The Fund makes available to institutions the ability to redeem shares through compatible computer facilities. Investors desiring to redeem shares in this manner should call one of the telephone numbers listed under "General Information" in this Prospectus to determine whether their computer facilities are compatible and to receive instructions for redeeming shares in this manner.
                                 SERVICE PLAN
                                (Class B Only)
        Class B shares are subject to a Service Plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Service Plan, the Fund (a) reimburses the Distributor for distributing Class B shares and (b) pays The Dreyfus Corporation, Dreyfus Service Corporation, a wholly-owned subsidiary of The Dreyfus Corporation, and any affiliate of either of them (collectively, "Dreyfus") for advertising and marketing Class B shares and for providing certain services relating to Class B shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts ("Servicing"), at an aggregate annual rate of .25 of 1% of the value of the average daily net assets of Class B. Each of the Distributor and Dreyfus may pay one or more Service Agents a fee in respect of the Fund's Class B shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. Each of the Distributor and Dreyfus determines the amounts, if any, to be paid to Services Agents under the Service Plan and the basis on which such payments are made. The fee payable for Servicing is intended to be a "service fee" as defined in Article III, Section 26 of the NASD Rules of Fair Practice. The fees payable under the Service Plan are payable without regard to actual expenses incurred.
                         SHAREHOLDER SERVICES PLAN
                               (Class A Only)
        Class A shares are subject to a Shareholder Services Plan pursuant to which the Fund has agreed to reimburse Dreyfus Service Corporation an amount not to exceed an annual rate of .25 of 1% of the value of the average daily net assets of Class A for certain allocated expenses of providing personal services to, and/or maintaining accounts of, Class A shareholders. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. Pursuant to an undertaking by The
Dreyfus Corporation described under "Management of the Fund," The Dreyfus Corporation, and not the Fund, currently reimburses Dreyfus Service Corporation for any such allocated expenses.
                     DIVIDENDS, DISTRIBUTIONS AND TAXES


        The Fund ordinarily declares dividends from net investment income on each day the New York Stock Exchange or the Transfer Agent is open for business. Fund shares begin earning income dividends on the day the purchase order is effective. The Fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the prior business day. Dividends usually are paid on the last calendar day of each month, and are automatically reinvested in additional Fund shares at net asset value or, at the investor's option, paid in cash. If an investor redeems all shares in its account at any time during the month, all dividends to which the investor is entitled will be paid along with the proceeds of the redemption. Distributions from net realized securities gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the Investment Company Act of 1940. The Fund will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. Investors may choose whether to receive distributions in cash or to reinvest
                   Page 10
in additional Fund shares at net asset value. All expenses are accrued daily and deducted before declaration of dividends to investors. Dividends paid by each Class will be calculated at the same time and in the same manner and will be of the same amount, except that the expenses attributable solely to Class A or Class B will be borne exclusively by such Class. Class B shares will receive lower per share dividends than Class A shares because of the higher expenses borne by Class B. See "Annual Fund Operating Expenses."


        Dividends derived from net investment income, together with distributions from any net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by the Fund are taxable as ordinary income for Federal income tax purposes whether or not reinvested. No dividend paid by the Fund will qualify for the dividends received deduction allowable to certain U.S. corporations. Distributions from net realized long-term securities gains of the Fund, if any, generally are taxable as long-term capital gains for Federal income tax purposes if the beneficial holder of the Fund shares is a citizen or resident of the United States, regardless of how long shareholders have held their Fund shares and whether such distributions are received in cash or reinvested in Fund shares. The Code provides that the net capital gain of an individual generally will not be subject to Federal income tax at a rate in excess of 28%.
        Dividends paid by the Fund derived from net investment income attributable to interest from direct obligations of the United States currently are not subject to state personal income tax. Dividends derived from net investment income attributable to interest from other securities may be subject to state personal income tax. Dividends paid by the Fund may be subject to state and local corporate income and/or franchise taxes. In certain jurisdictions, Fund shareholders may be subject to state and local tax es with respect to ownership of Fund shares or distributions from the Fund. Investors also should be aware that state and/or local taxes other than those described above may be imposed on the Fund's dividends, distributions or shares.
        Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by the Fund with respect to Fund shares beneficially owned by a foreign person generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign person claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by the Fund with respect to Fund shares beneficially owned by a foreign person generally will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign person certifies his non-U.S. residency status.
        Notice as to the tax status of dividends and distributions will be mailed to investors annually. Each investor also will receive periodic summaries of such investor's account which will include information as to dividends and distributions from securities gains, if any, paid during the year. In addition, the Fund intends to provide shareholders with a statement which sets forth the percentage of dividends paid by the Fund which are attributable to interest income from direct obligations of the United States.
        Federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends and distributions from net realized securities gains of the Fund paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct, or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.
        A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.
                Page 11
        Management of the Fund believes that the Fund has qualified for the fiscal year ended February 28, 1995 as a "regulated investment company" under the Code. The Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. Such qualification relieves the Fund of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. The Fund is subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.
        Each investor should consult its tax adviser regarding specific questions as to Federal, state or local taxes.
                           GENERAL INFORMATION
        The Fund was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust (the "Trust Agreement") dated February 16, 1987, and commenced operations on December 27, 1988. The Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share. The Fund's shares are classified into two classes. Each share has one vote and shareholders will vote in the aggregate and not by class except as otherwise required by law or with respect to any matter which affects only one class. Holders of Class B shares only, however, will be entitled to vote on matters submitted to shareholders pertaining to the Service Plan.
        Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Fund. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund. As described under "Management of the Fund" in the Statement of Additional Information, the Fund ordinarily will not hold shareholder meetings; however, shareholders under certain circumstances may have the right to call a meeting of shareholders for the purpose of voting to remove Trustees.
        The Transfer Agent maintains a record of each investor's ownership and sends confirmations and statements of account.
        Investor inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or, in the case of institutional investors, by calling in New York State 1-718-895-1650; outside New York State call toll free 1-800-346-3621. Individuals or entities for whom institutions may purchase or redeem Fund shares should call toll free 1-800-554-4611.
        The Glass-Steagall Act and other applicable laws prohibit Federally chartered or supervised banks from engaging in certain aspects of the business of issuing, underwriting, selling and/or distributing securities. Accordingly, banks will perform only administrative and shareholder servicing functions. While the matter is not free from doubt, the Fund's Board of Trustees believes that such laws should not preclude a bank from acting on behalf of clients as contemplated by this Prospectus. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank from continuing to perform all or part of the activities contemplated by this Prospectus. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain Fund shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic
                Page 12
investment or other services then being provided by the bank. The Fund does not expect that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.
        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS
DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
                 Page 13

DREYFUS
TREASURY PRIME
CASH MANAGEMENT
(LION)
COPYRIGHT LOGO DREYFUS SERVICE CORPORATION
761p9070395